UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2021

GREENSKY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38506	82-2135346
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5565 Glenridge Connector	Suite 700	30342
Atlanta,	Georgia	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (678) 264-6105
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	GSKY	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On August 11, 2021, GreenSky, LLC and GreenSky Servicing, LLC, subsidiaries of GreenSky, Inc. (together with GreenSky, LLC and GreenSky Servicing, LLC, the “Company”), received notice from Truist Bank (“Truist”), a bank partner in the GreenSky program, that Truist was terminating the Loan Origination Agreement between the Company and Truist, dated as of December 31, 2016, as amended (the “Truist Loan Origination Agreement”), which governs Truist’s origination of loans through the GreenSky program. The termination of the Truist Loan Origination Agreement will be effective November 9, 2021 and will not affect Truist’s obligation to fund any loans originated prior to the termination date.

The Company does not expect that the termination of the Truist Loan Origination Agreement will have a material impact on its profitability, and the Company maintains significant unused funding commitments for future loan originations. Beginning in 2020, the Company diversified its funding model to include a combination of commitments from bank partners and alternative funding sources, including the asset-backed securitization market. Since that time, the Company entered into $1.5 billion of forward flow purchase commitments with a leading global insurance company and completed over $2 billion in whole loan and loan participation sales. In addition, during that time period the Company increased its other bank partner funding commitments by an aggregate of over $2.5 billion, through the expansion of existing bank partner commitments and the addition of a new bank partner. In 2021, year-to-date Truist originations under the GreenSky program have comprised approximately 8% of total transaction volume, and the Company’s previously disclosed unused bank partner commitments as of June 30, 2021 remain at $2.5 billion when excluding Truist. The Company anticipates that its required levels of restricted cash, on average, will be lower for future GreenSky program originations following the termination of the Truist Loan Origination Agreement. Demand for GreenSky program consumer loans from multiple funding sources remains high, cost of funds across funding sources remain low, and GreenSky continues to be poised for strong profitability as reflected in the margins reported in the Company’s recent second quarter financial results.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the Company’s current views with respect to, among other things, the following: the Company’s operations; the Company’s financial performance, including profitability and margins; the Company’s restricted cash; growth prospects; the Company’s ability to retain existing, and attract new, merchants and bank partners or other funding sources, including the risk that one or more bank partners do not renew or reduce their funding commitments; the Company’s continued sales of whole loans and loan participations or future sales of asset-backed securities; cost of funds associated with whole loan and loan participation sales; the Company’s funding capacity; the percentage of financing provided under the Company’s warehouse facility; cash payments required under the financial guarantee arrangements; the launch and performance of new products; the adaptability of the Company’s platform to additional industry verticals and origination channels; the extent and duration of the COVID-19 pandemic and its impact on the Company, its bank partners and merchants, GreenSky program borrowers, loan demand (including, in particular, for elective healthcare procedures), legal and regulatory matters, consumers' ability or willingness to pay, information security and consumer privacy, the capital markets, the economy in general and changes in the U.S. economy that could materially impact consumer spending behavior, unemployment and demand for the Company’s products; and the Company’s ability to mitigate or manage disruptions to its business posed by the pandemic; and the impact of the Company’s warehouse facility on the GreenSky program. You generally can identify these statements by the use of words such as “outlook,” “potential,” “continue,” “may,” “seek,” “approximately,” “predict,” “believe,” “expect,” “plan,” “intend,” “poised,” “estimate” or “anticipate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could.” These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those included in the forward-looking statements. These risks and uncertainties include those risks described in the Company’s filings with the Securities and Exchange Commission and include, but are not limited to, risks related to the extent and duration of the COVID-19 pandemic and its impact on the Company, its bank partners and merchants, GreenSky program borrowers, loan demand (including, in particular, for elective healthcare procedures), the capital markets (including the Company’s ability to obtain additional funding or close new institutional financings) and the economy in general; the Company’s ability to retain existing, and attract new, merchants and bank partners or other funding partners, including the risk that one or more bank partners do not renew their funding commitments or reduce existing commitments; its future financial performance, including trends in revenue, cost of revenue, gross profit or gross margin, operating expenses, and free cash flow; changes in market interest rates; increases in loan delinquencies; its ability to operate successfully in a highly regulated industry; the effect of management changes; cyberattacks and security vulnerabilities in its products and services; and the Company’s ability to compete successfully in highly competitive markets. The forward-looking statements speak only as of the date on which they are made, and, except to the extent required by laws, the Company disclaims any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In light of these risks and uncertainties, there is no assurance that the events or results suggested by the forward-looking statements will in fact occur, and you should not place undue reliance on these forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENSKY, INC.

Date:	August 11, 2021	By:	/s/ Andrew Kang
		Name:	Andrew Kang
		Title:	Executive Vice President and Chief Financial Officer